UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 24, 2024

PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4747 Bethesda Avenue, Suite 1100, Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 507-1300

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	PEB	New York Stock Exchange
Series E Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PF	New York Stock Exchange
Series G Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PG	New York Stock Exchange
Series H Cumulative Redeemable Preferred Shares, $0.01 par value	PEB-PH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On September 24, 2024, Pebblebrook Hotel Trust (the “Company”) issued a press release announcing the pricing of the private placement by its operating partnership, Pebblebrook Hotel, L.P. (the “Operating Partnership”), and PEB Finance Corp., a wholly owned subsidiary of the Operating Partnership, of $400 million aggregate principal amount of their 6.375% senior notes due 2029 (the “Notes”).
A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and hereby incorporated herein by reference.
This Current Report on Form 8-K does not constitute either an offer to sell or the solicitation of an offer to buy the Notes or any other securities of any entity and shall not constitute an offer, solicitation or sale of the Notes or any other security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes being offered in the offering will not be and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.
Forward-Looking Statements
This Report, including Exhibit 99.1, contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon management’s current expectations, beliefs, assumptions and estimates, and on information currently available to us, all of which are subject to change, and are not guarantees of timing, future results or performance. Statements regarding the intended use of proceeds, including the suggestion that the private placement of the Notes will close, are forward-looking statements. These forward-looking statements involve certain risks and uncertainties and other factors that could cause actual results to differ materially from those indicated in such forward-looking statements, as discussed further in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, issued September 24, 2024, regarding the pricing of the Notes private placement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST

September 24, 2024	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Co-President, Chief Financial Officer, Treasurer and Secretary